UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 25, 2014


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54332                  98-0530295
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

5976 Lingering Breeze Street, Las Vegas NV                         89148
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (775) 410-5287

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A) PREVIOUS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On or about July 25, 2014, the principals of Silberstein Ungar, PLLC ("Silberstein"), the principal accountant for our company joined the accounting firm of KLJ & Associates, LLP ("KLJ"). As a result of the transaction, on July 25, 2014, Silberstein resigned as our independent registered public accounting firm and our company engaged KLJ as our independent registered public accounting firm. The engagement of KLJ was approved by our company's board of directors.

Silberstein's audit reports on the financial statements of our company for the fiscal years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2012 and December 31, 2013 contained a going concern qualification.

There were no disagreements between our company and Silberstein, for the two most recent fiscal years and any subsequent interim period through July 25, 2014 (date of resignation) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Silberstein, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, Silberstein has not advised our company that:

     1) internal controls necessary to develop reliable financial statements did not exist; or

     2) information has come to the attention of Silberstein which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

     3) the scope of the audit should be expanded significantly, or information has come to the attention of Silberstein that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2014.

We provided Silberstein, with a copy of this disclosure before its filing with the SEC. We requested that Silberstein, provide us with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of the letter provided from Silberstein is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(B) NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On July 25, 2014 we engaged KLJ as our principal accountant to audit our financial statements as successor to Silberstein. During our two most recent fiscal years or subsequent interim periods, we have not consulted with KLJ regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did KLJ provide advice to our company, either written or oral, that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during our two most recent fiscal years or su0bsequent interim period, we have not consulted KLJ on any matter that was the subject of a disagreement or a reportable event.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1  Letter from Silberstein Ungar, PLLC dated July 30, 2014

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Tom Lewis
---------------------------------
Tom Lewis
President and Director
Date: July 30, 2014


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